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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

        Date of Report (Date of earliest event reported): June 16, 1998








                          COAST DENTAL SERVICES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




        DELAWARE                 000-21501                59-3136131
  ---------------------     ---------------------     ---------------------
   (State or other             (Commission                (IRS Employer
   jurisdiction of              File Number)            Identification No.)
   incorporation)




        2502 ROCKY POINT DRIVE
              SUITE 1000
            TAMPA, FLORIDA                                   33607
-------------------------------------------------     ----------------------
(Address of principal executive offices)                   (Zip Code)



Registrant's Telephone Number, Including Area Code:  813-288-1999

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    ITEM 5.       OTHER EVENTS.

         On June 16, 1998, the Company issued a press release announcing the status of development initiatives, a copy of which is filed herewith as Exhibit 99.

    ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COAST DENTAL SERVICES, INC.


                                            By: /s/  Joseph R. Smith
                                               -------------------------------
                                                     Joseph R. Smith
                                            Its:     Chief Financial Officer




    Dated: June 23, 1998



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                               INDEX TO EXHIBITS


      EXHIBIT
      NUMBER                         EXHIBIT
      99                             Press Release dated June 16, 1998



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